Financial Income, Net (Tables)	6 Months Ended
Jun. 30, 2015
Schedule of financial income (expense) [Table Text Block]
	6 months 2015	6 months 2014
Interest income 12	3	12
Interest expense	(28)	(32)
Warrants exercises	66	-
Changes in fair value of the warrants	(1,385)	(3,534)
Total	(1,344)	(3,554)